UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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Innovative Solutions and Support, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INNOVATIVE SOLUTIONS AND SUPPORT, INC.
720 Pennsylvania Drive
Exton, Pennsylvania 19341
610-646-9800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

You are invited to attend the Annual Meeting of Shareholders of Innovative Solutions and Support, Inc.

Date: Wednesday, March 8, 2006

Time: 10:00 a.m., Eastern Standard Time

Place: 720 Pennsylvania Drive, Exton, Pennsylvania 19341

Purposes of the Meeting:

•       To elect three Class III directors to our Board of Directors for a term of three (3) years and until their successors are duly elected and qualified, and

•       To transact any other business that may properly come before the meeting.

Record Date:

January 19, 2006 is the record date for the meeting. This means that holders of our common stock at the close of business on that date are entitled to:

•       receive notice of the meeting; and

•       vote at the meeting and any adjournment or postponement of the meeting.

In the event that the meeting is adjourned for one or more periods totaling at least 15 days due to the fact that there is not a proper quorum, the shareholders entitled to vote who attend the adjourned meeting, even if there is not a proper quorum, shall constitute a quorum for the purpose of acting upon any of the named matters above.

Proxy Solicitation:

The enclosed proxy is solicited by our Board of Directors.

Annual Report:

We have enclosed a copy of our 2005 annual report on Form 10-K, which is not a part of the proxy soliciting materials.

Voting:

Your vote is important. Please sign, date and return your proxy card promptly so your shares can be represented, even if you plan to attend the meeting. Please see the proxy card for instructions on how to vote. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement or by attending the meeting and voting in person.

Geoffrey S.M. Hedrick
Chairman of the Board and Chief Executive Officer
February 3, 2006

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
720 Pennsylvania Drive
Exton, Pennsylvania 19341
610-646-9800

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
720 Pennsylvania Drive
Exton, Pennsylvania 19341
610-646-9800

PROXY STATEMENT
for
Annual Meeting of Shareholders
March 8, 2006

We are sending you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at our 2006 annual meeting of shareholders. The annual meeting will be held on March 8, 2006 at 10:00 a.m., local time, at our corporate offices at 720 Pennsylvania Drive, Exton, Pennsylvania. We began mailing this proxy statement and the proxy card on or about February 6, 2006.

ABOUT THE MEETING

Who can vote?

You can vote if, as of the close of business on January 19, 2006, you were a shareholder of record of our common stock. On that date, 18,062,407 shares of our common stock were outstanding and entitled to vote. We do not have any other classes of voting stock outstanding other than our common stock. Each share of common stock is entitled to one vote, and there are no cumulative voting rights when voting for directors.

If you and other residents at your mailing address own shares of common stock in “street name,” your broker or bank may have notified you that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice is known as “house-holding.” Unless you responded that you did not want to participate in “house-holding,” you were deemed to have consented to the process. Each shareholder will continue to receive a separate proxy card or voting instruction card.

If you did not receive an individual copy of this year’s proxy statement or our annual report, we will send a copy to you if you address a written request to our Chief Financial Officer, James J. Reilly, 720 Pennsylvania Drive, Exton, Pennsylvania 19341, telephone (610) 646-9800.

If you would like to receive your own set of the Company’s future annual report and proxy statement, or if you share an address with another Company shareholder and together both of you would like to receive only a single set of the Company’s annual disclosure documents, you should contact your broker or bank or you may contact the Company at the above address and phone number.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of a majority of the outstanding shares as of the record date must be present to hold the annual meeting. Abstentions from voting and broker “non-votes” will be counted toward a quorum. A broker “non-vote” occurs when the nominee holding a shareholder’s shares does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the shareholder.

What vote is required and what is the method of calculation?

The nominees for director who receive a plurality of the shares of common stock present or represented by proxy at the annual meeting will be elected. Approval of each other matter to be voted on at the annual meeting requires the affirmative vote of a majority of the shares of our common stock present or represented and entitled to vote at the annual meeting. Abstentions or broker “non-votes” will not be counted for or against matters to be acted on at the annual meeting.

What matters will be voted on?

Our Board does not intend to bring any other matters before the annual meeting except the matter listed in the notice, and the Board is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the annual meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How do I vote by proxy?

When you return your properly signed and dated proxy card prior to the annual meeting, your shares will be voted in accordance with your instructions marked on the proxy card. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as recommended by the Board of Directors. You may also vote electronically through the Internet by following the instructions included with your proxy card.

Can I change my vote after I return my proxy card?

Yes. You can change or revoke your proxy at any time before the annual meeting either by notifying our Secretary in writing or by sending another executed proxy dated later than the first proxy card. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Can I vote in person at the annual meeting instead of voting by proxy?

Yes. However, we encourage you to complete and return the enclosed proxy card to ensure that your shares are represented and voted. If you attend the annual meeting in person, you may then vote in person even though you returned your proxy card.

Who pays for this proxy solicitation?

We do. We will pay all costs in connection with the meeting, including the cost of preparing, assembling and mailing proxy materials, handling and tabulating the proxies returned, and charges of brokerage houses, nominees and fiduciaries in forwarding proxy materials to our beneficial owners.

Who can help answer your questions?

If you have questions about the annual meeting or would like additional copies of this proxy statement, you should contact our Chief Financial Officer, James J. Reilly, 720 Pennsylvania Drive, Exton, Pennsylvania 19341, telephone (610) 646-9800.

Annual Report

Our annual report to shareholders accompanies this proxy statement. On written request, we will provide, without charge, a copy of our annual report on Form 10-K for the year ended September 30, 2005 (including a list briefly describing the exhibits thereto), filed with the Securities and Exchange Commission (the SEC), to any record holder or beneficial owner of our common stock on January 19, 2006, the record date, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be directed to the attention of our Chief Financial Officer at the address set forth above.

Security Ownership of Principal Shareholders

The following table sets forth certain information with respect to the beneficial ownership, as of January 19, 2006, of each person who we knew to be the beneficial owner of more than 5% of our common stock. To the knowledge of the Company, each of the shareholders named below has sole voting and investment power with respect to such shares, unless otherwise indicated. The information provided in the table is based on our records, information filed with the Securities and Exchange Commission and information provided to the Company. The issued and outstanding common stock and all share and per share amounts in this proxy statement have been retroactively restated to give effect to the three-for-two common stock split that was paid on July 7, 2005 to shareholders of record on June 23, 2005,

	Common Stock
	Number of	Percent of
Name of Beneficial Owner	Shares	Class(1)
Geoffrey S. M. Hedrick(2)	4,001,676	22.2%
Federated Investors, Inc.(3)	1,171,100	6.5%
State Teachers Retirement System of Ohio(4)	914,150	5.1%

(1)          As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 18,062,407 shares of common stock outstanding as of January 19, 2006.

(2)          Mr. Hedrick’s address is c/o Innovative Solutions and Support, Inc., 720 Pennsylvania Drive, Exton, PA 19341. The amount includes options to purchase 1,500 shares, which were exercisable as of January 19, 2006, or within 60 days from such date.

(3)   Federated Investors, Inc.’s address is 1001 Liberty Avenue, Pittsburgh PA. 15222

(4)   State Teachers Retirement System of Ohio address is 275 East Broad Street, Columbus OH. 43215

Security Ownership of Management

The following table sets forth certain information with respect to the beneficial ownership as of January 19, 2006 of (i) each director, (ii) our chief executive officer and each other executive officer who earned more than $100,000 during fiscal year 2005 (collectively, the “Named Executive Officers”) and (iii) all the directors and executive officers as a group. Each of the shareholders named below has sole voting and investment power with respect to such shares, unless otherwise indicated. The information provided in the table is based on our records, information filed with the Securities and Exchange Commission and information provided to the Company.

Name of Beneficial Owner	Number of Shares		Percent of Class(1)
Geoffrey S. M. Hedrick	4,001,676	(2)	22.2%
Robert E. Mittelstaedt, Jr.	121,071		*
Roman G. Ptakowski	90,000	(3)	*
Winston J. Churchill	57,569		*
James J. Reilly	50,549	(4)	*
Benjamin A. Cosgrove	34,358		*
Robert H. Rau	24,687		*
Glen R. Bressner	19,530		*
Ivan M. Marks	9,656		*
All executive officers and directors as a group (9 persons)	4,409,096	(5)	24.2%

*                    Less than 1%.

(1)          As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 18,062,407 shares of common stock outstanding as of January 19, 2006.

(2)          Includes options to purchase 1,500 shares, which were exercisable as of January 19, 2006, or within 60 days from such date.

(3)          Represents the total number of outstanding options to purchase shares, which were exercisable as of January 19, 2006, or within 60 days from such date.

(4)          Includes options to purchase 46,049 shares, which were exercisable as of January 19, 2006, or within 60 days from such date.

(5)          Includes options to purchase 137,549 shares, which were exercisable as of January 19, 2006, or within 60 days from such date.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers (as defined under Section 16(a) of the Securities Exchange Act), directors and persons who own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms we have received and on written representations from certain reporting persons that no such forms were required for them, we believe that during fiscal year 2005, all of the Section 16(a) filing requirements applicable to our officers, directors and 10% beneficial owners were complied with by such persons, except that Benjamin A. Cosgrove filed a Form 4 on February 22, 2005 for transactions that occurred on February 11, 2005 and February 14, 2005.

ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

At the annual meeting, the shareholders will elect (three) Class III directors to hold office until the annual meeting of shareholders in 2009 and until their respective successors have been duly elected and qualified. The Board is divided into three classes serving staggered three-year terms, the term of one class of directors to expire each year. The term of the Class III directors expires at the 2006 annual meeting of shareholders. Upon the recommendation of the Nominating/Corporate Governance Committee, the Board has nominated Messrs. Geoffrey S.M. Hedrick, Winston J. Churchill and Benjamin A. Cosgrove to serve as directors. Each individual is currently serving as a Class III director and has indicated a willingness to continue serving as a director. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted “FOR” the election of Messrs. Hedrick, Churchill and Cosgrove. The three nominees receiving a plurality of the votes cast for director will be elected. Should any of the nominees become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares that they represent for the election of such other person as the Board may recommend. The Board of Directors recommends voting “FOR” the nominees for Class III directors.

Directors and Nominees

The current members of the Board of Directors, including the nominees for Class III directors, together with certain information about them, are set forth below:

		Director	Term
Name	Age	Since	Expires	Positions with the Company
Class I Directors
Ivan M. Marks	64	1996	2007	Director
Robert H. Rau	69	2001	2007	Director
Class II Directors
Glen R. Bressner	45	1999	2008	Director
Robert E. Mittelstaedt, Jr.	62	1989	2008	Director
Class III Directors
Geoffrey S. M. Hedrick	63	1988	2006	Director, Chairman of the Board and Chief Executive Officer
Winston J. Churchill	65	1990	2006	Director
Benjamin A. Cosgrove	79	1992	2006	Director

Ivan M. Marks.   Mr. Marks retired January 31, 2005 as Vice President-Controller of Parker Aerospace Group, which is the aerospace segment of Parker Hannifin Corporation, a position he held since 1979. Mr. Marks holds a Bachelor of Science degree in Business Administration from Drake University and is a Certified Public Accountant.

Robert H. Rau.   Mr. Rau retired December 31, 1998 as President of the Aerostructures Group of The Goodrich Company. Prior to its merger with Goodrich, Mr. Rau was President and Chief Executive Officer of Rohr, Inc. from 1993 to 1997. Before joining Rohr, he was an Executive Vice President of Parker Hannifin Corporation and President of its Aerospace Sector. In addition, Mr. Rau is a past member of the Board of Governors of the Aerospace Industries Association, a past Chairman of the General Aviation Manufacturers Association, and Chairman of the International Advisory Panel of Singapore Aerospace. Mr. Rau received a Bachelor of Arts degree in Business Administration from Whittier College in 1962.

Glen R. Bressner.   Mr. Bressner has been a partner of Mid-Atlantic Venture Funds, a venture capital firm, since 1997. Mr. Bressner is also a partner of NEPA Venture Fund, L.P., a venture capital firm, a position he has held since 1985. From 1996 to 1997, Mr. Bressner served as the Chairman of the Board of Directors of the Greater Philadelphia Venture Group. Mr. Bressner holds a Bachelor of Science degree in Business Administration from Boston University and a Masters of Business Administration degree from Babson College.

Robert E. Mittelstaedt, Jr.   Mr. Mittelstaedt served as our Non-Executive Chairman of the Board of Directors from 1989 to 1997. Since July 1, 2004 Mr. Mittelstaedt has been Dean of the W.P. Carey School of Business at Arizona State University. Prior to that, Mr. Mittelstaedt was Vice Dean of The Wharton School of the University of Pennsylvania since 1989. Mr. Mittelstaedt also serves on the Board of Directors of Laboratory Corporation of America Holdings, Inc. Mr. Mittelstaedt holds a Bachelor of Science degree in Mechanical Engineering from Tulane University and a Masters of Business Administration degree from The Wharton School of the University of Pennsylvania.

Geoffrey S. M. Hedrick.   Mr. Hedrick has been our Chief Executive Officer since he founded the Company in February 1988 and our Chairman of the Board since 1997. Prior to founding the Company, Mr. Hedrick served as President and Chief Executive Officer of Smiths Industries, North American Aerospace Companies. He also founded Harowe Systems, Inc. in 1971, which was subsequently acquired by Smiths Industries. Mr. Hedrick has over 35 years of experience in the avionics industry, and he holds a number of patents in the electronics, optoelectric, electromagnetic, aerospace and contamination-control fields.

Winston J. Churchill.   Mr. Churchill has been managing general partner of SCP Private Equity Partners since he founded it in 1996, and has over twenty-five years experience in private equity investing. Previously, he had formed Churchill Investment Partners, Inc. in 1989 and CIP Capital, L.P., another venture capital fund, in 1990. Prior to that, he was a managing partner of a private investment firm that specialized in leveraged buyouts on behalf of Bessemer Securities Corporation. From 1967 to 1983, he practiced law at the Philadelphia firm of Saul, Ewing, Remick and Saul and served as Chairman of its Banking and Financial Institutions Department, Chairman of the Finance Committee and a member of its Executive Committee. He is a Director of Amkor Technology, Inc. and Griffin Land and Nurseries, Inc., as well as a number of private companies. From 1989 to 1993, he served as Chairman of the Finance Committee of the Pennsylvania Public School Employees’ Retirement System. He is currently a trustee of Fordham University, Georgetown University, Immaculata University, American Friends of New College Oxford, England, The Gesu School and Young Scholars Charter School. He was awarded a BS in Physics, summa cum laude, from Fordham University followed by a M.A. in Economics from Oxford University where he studied as a Rhodes Scholar, and a J.D. degree from Yale Law School.

Benjamin A. Cosgrove.   Prior to his retirement, Mr. Cosgrove was employed by Boeing for 44 years and held a number of positions, including Senior Vice President for Engineering in the Commercial Division. Mr. Cosgrove is currently a member of the NASA Advisory Council’s Task Force on the Shuttle-Mir Rendezvous and Docking Missions and the Task Force on International Space Station Operational Readiness. Mr. Cosgrove holds a Bachelor of Science degree in Aeronautical Engineering and an honorary Doctorate degree in engineering from Notre Dame University.

Independence

The Board has determined in its business judgment that six (6) of the Company’s seven (7) directors are independent as defined in the applicable NASDAQ listing standards, including that each member is free of any relationships that would interfere with his individual exercise of independent judgment. The following directors were determined to be independent: Glen R Bressner, Winston J. Churchill, Benjamin A. Cosgrove, Robert H. Rau, Ivan M. Marks and Robert E. Mittelstaedt, Jr.

Committees of the Board of Directors

The Board maintains four standing committees: Audit, Compensation, Investment, and Nominating/Corporate Governance.

Audit Committee.   The Audit Committee makes recommendations to the Board with respect to various auditing and accounting matters, including the selection and compensation of our auditors, the scope of our annual audits, fees to be paid to the auditors, the performance and independence of our auditors and our accounting practices. The Audit Committee approves all services provided to the Company by the independent public accountants. The Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company, regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. In addition, the Audit Committee has responsibility for, among other things, the planning and review of our annual and periodic reports and accounts and the involvement of our auditors in that process. Messrs. Rau (Chairman), Bressner and Marks are currently members of the Audit Committee. The Audit Committee is comprised solely of independent members, as independence for audit committee members is defined in the listing standards of the Nasdaq National Market. In addition, the Board has determined in its business judgment that each member of the Audit Committee is financially literate and that at least one of the Audit Committee members, Mr. Marks, is an audit committee financial expert, as defined by SEC rules and regulations. A detailed list of the Audit Committee’s functions is included in its charter which is attached to this proxy statement as Exhibit A.

Compensation Committee.   The Compensation Committee recommends, reviews and oversees the salaries, benefits and stock option plans for our employees, consultants, directors and other individuals compensated by us, including our chief executive officer. Messrs. Cosgrove (Chairman), Churchill and Mittelstaedt are currently the members of the Compensation Committee, each of whom is independent, as that term is defined in the listing standards of the Nasdaq National Market.

Investment Committee.   The Investment Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to recommendations pertaining to the investment of excess capital. Messrs. Churchill (Chairman), Bressner and Rau are currently members of the Investment Committee.

Nominating/Corporate Governance Committee.   We have a Nominating/Corporate Governance Committee, consisting of three non-employee directors. The Committee has adopted a formal written Charter that has been approved by the Board. The Charter specifies the scope of the Committee’s responsibilities and procedures for carrying out such responsibilities. A copy of the Charter is available on our website, www.innovative-ss.com under the heading Investor Relations. Please note that none of the information on the Company’s website is incorporated by reference in this proxy statement. The Committee members are Messrs. Mittelstaedt (Chairman), Churchill and Bressner, each of whom is independent, as that term is defined in the listing standards of the Nasdaq National Market.

The Nominating/Corporate Governance Committee functions include establishing the criteria for selecting candidates for nomination to the Board; actively seeking candidates who meet those criteria; and making recommendations to the Board of nominees to fill vacancies on, or as additions to, the Board and to monitor the Company’s corporate governance structure.

The Committee seeks director candidates based upon a number of qualifications/criteria, including their independence, knowledge, judgment, character, leadership skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board’s existing strengths relative to the Company’s business. In the case of potential independent director candidates, such eligibility criteria shall be in accordance with SEC and NASDAQ rules.

The Committee conducts an annual assessment of the size and composition of the Board and Committees and reviews with the Board the appropriate skills and characteristics required of Board members. The Committee has not yet relied upon third-party search firms to identify board candidates, but reserves the right to do so as required. To date the Committee has relied upon recommendations from a wide variety of its business contacts, including current executive officers, directors, community leaders, and shareholders as a source for potential board candidates.

Neither the Nominating/Corporate Governance Committee nor the Company has engaged, or paid any fees to, a search firm in connection with the nomination of any of the Class III directors for election at the Annual Meeting covered by this Proxy Statement.

The Committee will consider nominees for election to the Board that are timely recommended by shareholders provided that a complete description of the nominees’ qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of Chairman, Nominating/Corporate Governance Committee, at our address at 720 Pennsylvania Drive, Exton, PA, 19341, and should not include self-nominations. Section 3.10 of the Company’s by-laws contains provisions setting forth the requirements applicable to a shareholder nomination for director. These requirements are summarized in this Proxy Statement under the caption “Shareholder Proposals for 2007 Annual Meeting And Other Matters”.

Each of the current nominees for director listed under the caption “ELECTION OF DIRECTORS” is an existing director standing for re-election. In connection with the 2006 Annual Meeting, the Nominating/Corporate Governance Committee did not receive any recommendation for a candidate from any shareholder or group of shareholders owning more than 5% of our common stock.

Our Annual Meeting of Shareholders provides an opportunity each year for shareholders to ask questions of or otherwise communicate directly with members of our Board of Directors on matters relevant to the Company. Each of our directors is requested to attend in person the Annual Meeting. Six out of seven Company directors attended the Company’s 2005 Annual Meeting of Shareholders.

In addition, you may communicate with the Board, or if applicable, to a specific individual director, by sending a written communication to the attention of the Board or such individual director at the following address: 720 Pennsylvania Drive, Exton, PA, 19341, (fax (610) 646-0150).

Copies of each written communication received at such address will be provided to the Board or to the specific individual director unless such communication is considered, in the reasonable judgment of the Corporate Secretary or other appropriate company officer, to be improper for submission to the intended recipient. Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company’s business or communications that relate to improper or irrelevant topics.

Meetings and Attendance

During the fiscal year ended September 30, 2005, the full Board held five meetings. From time to time during fiscal year 2005 the Board met in executive session without members of management present. The Audit Committee met five times, the Investment, Compensation and the Nominating/Corporate Governance Committees each met once. All directors attended at least 80% of the meetings of the full Board and the meetings of the committees on which they served.

Compensation of Directors

The 2003 Restricted Stock Plan for non-employee directors was approved by shareholders at the Company’s February 26, 2004 Annual Meeting of Shareholders. The Plan called for an annual award of restricted stock, having a fair market value of $25,000 as of the close of business on October 1 of the current fiscal year, for all eligible non-employee directors. The stock vests quarterly during the fiscal year provided the director was still serving on the Board on the vesting date. In fiscal year 2005 the annual award was increased to $40,000 effective in the fourth quarter of the fiscal year. Additionally, each non-employee director receives $1,000 for each board meeting attended. All directors are reimbursed for reasonable travel and lodging expenses associated with attendance at meetings.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a former or current executive officer or employee of the Company. There are no compensation committee interlocks between us and any other entity involving us or such entity’s executive officers or board members.

Code of Ethics

We adopted a Code of Ethics (the “Code of Ethics”) applicable to our Directors, our principal executive officer and principal financial and accounting officer and persons performing similar functions. In addition, the Code of Ethics applies to our employees, officers, agents and representatives. The Code of Ethics is posted on the Company’s website, www.innovative-ss.com, under the heading Investor Relations.

Executive Officers

Set forth below is a table identifying our executive officers who are not identified in the tables above. Biographical information for Mr. Hedrick is set forth above.

Name	Age	Position with the Company
Roman G. Ptakowski	57	President
James J. Reilly	65	Chief Financial Officer

Roman G. Ptakowski has been our President since March 2003. Prior to that, Mr. Ptakowski served as a Group Vice President and General Manager at B/E Aerospace, Inc. Previously, Mr. Ptakowski was General Manager, Protective Relay Division of the ASEA Brown Bovari Power T&D Company, Inc. Mr. Ptakowski received a B.S. in Electrical Engineering from New York University and a MBA from Duke University.

James J. Reilly.   Mr. Reilly has been our Chief Financial Officer since February 2000. From 1996 to 1999, Mr. Reilly was employed by B/E Aerospace, Inc., Seating Products Group, where he served as Vice President and Chief Financial Officer. From 1989 to 1996, Mr. Reilly was employed by E-Systems, Inc. as Vice President and Principal Accounting Officer. Mr. Reilly holds both BS and MBA degrees from the University of Hartford.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the cash compensation as well as certain other compensation paid or accrued during fiscal years 2005, 2004 and 2003 to the Named Executive Officers for services rendered in such years:

					Long-Term
					Compensation
					Awards
					Securities
	Annual Compensation				Underlying	All Other
Name and Principal Position	Year	Salary		Bonus	Options	Compensation
Geoffrey S. M. Hedrick	2005	$432,692	(1)	$4,225	—	$4,900	(2)
Chief Executive Officer	2004	$350,000		—	—	$5,936	(2)
	2003	$328,846		—	—	—
Roman G. Ptakowski(3)	2005	$250,000		$30,000	—	—
President	2004	$250,000			—	$57,903	(4)
	2003	$115,383			180,000	$17,091	(4)
James J. Reilly	2005	$192,308		$4,225	15,000	—
Chief Financial Officer	2004	$180,000		—	—	—
	2003	$160,349		—	—	—

(1)          Includes $32,692 of retroactive pay from fiscal 2004

(2)          Automobile & Airplane allowance.

(3)          Mr. Ptakowski joined the Company in March 2003.

(4)          This amount represents a relocation bonus.

Stock Option Grants

Except as listed in the table below, there were no stock option grants in fiscal year 2005 to any of the Named Executive Officers

Options Grants in Fiscal 2005

	Individual Grants				Potential Realizeable
	Number of	Percent of			Value at Assumed
	Securities	Total Options			Annual Rates of
	Underlying	Granted to	Exercise		Stock Price Appreciation
	Options	Employees in	Price Per	Expiration	for Option Term(2)
Name	Granted	Fiscal Year	Share	Date	5%	10%
James J. Relly	15,000 (1)	13%	$16.67	11/1/2014	$157,200	$398,550

(1)          3,000 shares vest on each of the first five anniversary dates of the grant.

(2)          Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. The assumed stock price appreciation rates used to determine the potential realize value are prescribed by the SEC rules for illustrative purposes only and are not intended to forecast or predict future stock prices. Actual gains are dependent on the future performance of our common stock and the option holder’s continued employment throughout the vesting period. The options were granted under our 1988 Stock Option Plan

Stock Option Exercises and Holdings

The following table sets forth the value of options held by each of the Named Executive Officers at September 30, 2005.

Aggregated Option Exercises in 2005 and Option Values at September 30, 2005

			Number of Securities
	Shares		Underlying Unexercised		Value of Unexercised
	Acquired		Options at		In-The-Money Options at
	On	Value	September 30, 2005		September 30, 2005(1)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Geoffrey S. M. Hedrick	—	—	1,500		$12,296	$0
Roman G. Ptakowski	90,000	$1,672,029	90,000	90,000	$1,019,097	$1,019,097
James J. Reilly	90,000	$1,497,312	43,049	15,000	$329,066	$0

(1)          The value of unexercised in-the-money options is based on the difference between the last sale price of a share of our common stock as reported on the Nasdaq National Market on September 30, 2005 ($15.53) and the exercise price of the options, multiplied by the number of options.

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans and arrangements as of September 30, 2005, including the 1998 Stock Option Plan and the 2003 Restricted Stock Plan.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in second column)
Equity compensation plans approved by security holders	594,253	$8.76	1,781,344	(1)
Equity compensation plans not approved by security holders	0	$0	0
Total	594,253	$8.76	1,781,344	(1)

(1)          Includes 1,745,719 stock options from the 1998 Stock Option Plan and 35,625 shares from the 2003 Restricted Stock Plan.

In fiscal years ended September 30, 2003, 2004 and 2005 awards to our non-employee directors under the 2003 Restricted stock Plan were 29,817, 30,855 and 15,828 shares respectively.

Employment Contracts, Termination of Employment and Change in Control Arrangements

In March 2003, we entered into an agreement with Roman G. Ptakowski to serve as President at an annual salary of $250,000 and an annual performance incentive bonus of up to 30% of base salary based on performance of the business. The initial term of the agreement was for two years with yearly one-year renewal periods unless either party provides the other party with written notice of termination of the agreement not later than ninety-days (90) prior to the end of the then current term of the agreement. In the event that Mr. Ptakowski is involuntarily terminated without cause. Mr. Ptakowski would be entitled to continue to receive compensation and benefits at the rate in effect at the time of termination until the end of the then current term of the agreement, provided however, that such amount shall not be less than six months of current salary and benefits. Amounts payable following such a termination shall be reduced by any compensation received for services rendered by Mr. Ptakowski to a subsequent employer. In addition, Mr. Ptakowski was granted options to purchase 270,000 shares of common stock at $4.21 per share. One-third of these options vest each year on the anniversary of the initial grant date.

In the event that Mr. Ptakowski is involuntarily terminated without cause or resigns as a result of a material change in duties or a reduction in compensation or benefits following certain changes of control of Innovative Solutions and Support, Mr. Ptakowski would be entitled to receive a one time payment equal to Mr. Ptakowski’s annual salary as then in effect within thirty (30) days of the date of such termination in addition to continued compensation and benefits at the rate in effect at the time of termination until the end of the then current term of the agreement.

On December 27, 2004 both parties concurred that the current agreement will be allowed to expire and will be replaced with one that continues with the same terms and conditions, provided that employment may be terminated by either party at any time on ninety-days prior notice.

STOCK PERFORMANCE GRAPH

The following graph compares the percentage change in the cumulative total return on our common stock during the period from the commencement of public trading of our common stock on the NASDAQ National Market on August 4, 2000 until September 30, 2005, against the cumulative total return on the NASDAQ Composite Index and the Russell 2000 index during such period. The comparison assumes that $100 was invested at the beginning of such period in our common stock and in each of the foregoing indices and assumes the reinvestment of any dividends.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN*
AMONG INNOVATIVE SOLUTIONS AND SUPPORT, INC.,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE RDG TECHNOLOGY COMPOSITE INDEX

*$100 invested on 8/4/00 in stock or on 7/3/99 in index-including reinvestment of dividends. Fiscal year ending September 30.

	Cumulative Total Return
	9/00	9/01	9/02	9/03	9/04	9/05
Innovative Solutions and Support, Inc.	100.00	42.45	44.91	47.65	143.24	136.03
NASDAQ Stock Market (U.S.)	100.00	40.72	32.86	50.65	53.68	60.97
Russell 2000	100.00	78.79	71.46	97.55	115.86	136.66

The following report of the Compensation Committee and the performance graph on the previous page will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such Acts.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors is composed of three directors, each of whom, in the judgment of the Board of Directors, was found to be “independent” as defined by the applicable NASDAQ listing standards. The Compensation Committee is responsible for setting and administering the policies that govern annual executive salaries, bonuses and stock ownership programs. The Compensation Committee annually evaluates the performance, and determines or recommends to the full Board the compensation, of the Chief Executive Officer and other executive officers.

The Compensation Committee’s objectives include (i) attracting and retaining exceptional individuals as executive officers, and (ii) providing key executives with motivation to perform to the full extent of their abilities to maximize the performance of the Company and deliver enhanced value to the Company’s shareholders. The Compensation Committee attempts to achieve these objectives by annually reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer and other key executive officers of the Company, evaluating the performance of the Chief Executive Officer and other key executive officers in light of those goals and objectives, and determining and approving the compensation level of the Chief Executive Officer and other key executive officers based on this evaluation.

Components of Executive Compensation

An executive officer’s annual salary is established initially on the basis of subjective factors, including experience, individual achievements, level of responsibility assumed at the Company and market compensation practices. The Compensation Committee annually reviews each executive officer’s annual salary based on such executive officer’s past performance, expected future contributions, the scope and nature of the responsibilities of the executive officer, including any changes in such responsibilities, and compensation practices among competitive peers.

Chief Executive Officer Compensation

Geoffrey S.M. Hedrick has served as the Company’s Chief Executive Officer since 1988. For fiscal 2005, Mr. Hedrick was paid an annual salary of $400,000. Mr. Hedrick’s Salary was adjusted in fiscal year 2004 from $350,000 to $400,000 and has remained unchanged during fiscal year 2005.

Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a federal income tax deduction for certain compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the other named executive officers, excluding, among other things, certain performance-based compensation. Through September 30, 2005, this provision has not affected our tax deductions, and the Compensation Committee believes that, at the present time, it is unlikely that the compensation paid to any of our employees in a taxable year will exceed $1,000,000. The Compensation Committee intends to continue to evaluate the effects of the statute and any applicable regulations and to comply with Internal Revenue Code Section 162(m) in the future to the extent consistent with our best interests.

Submitted by the Compensation Committee:

Benjamin A. Cosgrove (Chairman)
Winston J. Churchill
Robert E. Mittelstaedt, Jr.

The following report of the Audit Committee will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such Acts.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists our Board in its oversight of our financial reporting process. The Committee operates pursuant to a charter, a copy of which was attached to this proxy statement as Exhibit A. As set forth in the charter, management of the Company is responsible for the preparation, presentation and integrity of our financial statements, our accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company’s independent auditor is responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the United States of America and for reviewing the Company’s unaudited interim financial statements. The Audit Committee reviews and reassesses the adequacy of the charter on an annual basis. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The Committee will however take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The Audit Committee makes recommendations to the Board with respect to the selection and compensation of our auditors, the scope of our annual audits, and the fees to be paid to the auditors. In addition, the Committee monitors the performance and independence of our auditors and approves all services provided to the Company by the auditors. The Committee consults with and reviews recommendations made by the independent registered public accountant with respect to financial statements, financial records and financial controls of the Company. The Audit Committee meets with management periodically to consider the adequacy of the Company’s internal controls and discusses with management the Company’s disclosure controls and procedures.

The Board, in its business judgment, has determined that each of the three directors on the Audit Committee is independent as required by Rule 4200(a)(15) of the listing standards of the Nasdaq National Market. In addition, the Board has determined that each member of the Audit Committee is financially literate and at least one of the Audit Committee members, Mr. Marks, is an audit committee financial expert as defined by SEC rules and regulations.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the year ending September 30, 2005 with management of the Company and its independent auditor, who is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, its judgment as to the quality, not just the acceptability, of the Company’s accounting principles, as well as an opinion on management’s assessment of, and the effective operation of, the Company’s internal control over financial reporting. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Codification of Statements on Auditing Standards, AU 1380, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditor’s independence and has discussed with the auditors the auditors’ independence.

The Audit Committee discussed with the Company’s auditor the overall scope and plans for its 2005 audit. The Audit Committee met with the auditor, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based upon the review, reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ending September 30, 2005 be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2005 as filed with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Robert H. Rau (Chairman)
Glen R. Bressner
Ivan M. Marks

Related Party Transactions

The Company incurred legal fees of $128,000, $116,000 and $137,000 with a law firm which is a shareholder of the Company for the years ended September 30, 2003, 2004 and 2005, respectively. The fees paid and services rendered were comparable with the fees paid and services rendered prior to the law firm’s investment in the Company.

The Company derived net sales of $68,000, $125,000 and $83,000 for the years ended September 30, 2003, 2004 and 2005, respectively, from an entity which is a shareholder, and purchased $6,000 $0 and $0 of component parts used in the manufacturing process from this related party during these years.

For the years ended September 30, 2003, 2004 and 2005, respectively, the Company incurred service fees of $19,000, $125,000 and $33,000 with a commercial graphics firm controlled by an individual who is married to a shareholder and the daughter of the Company’s Chairman and Chief Executive Officer.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING
AND OTHER MATTERS

Shareholders wishing to submit proposals for inclusion in the proxy statement for the 2007 Annual Meeting of Shareholders must submit such proposals to us at 720 Pennsylvania Drive, Exton, PA 19341, Attention: James J. Reilly, on or before October 9, 2006. In order for the proposal to be included in the proxy statement, the shareholder submitting the proposal must meet certain eligibility standards and comply with the procedures established by the SEC as set forth in Rule 14a-8 of the Securities Exchange Act of 1934.

On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, issued under the Securities Exchange Act of 1934. The amendment to Rule 14a-4(c)(1) governs a company’s use of discretionary proxy voting authority for a shareholder proposal which the shareholder has not sought to include in our proxy statement. The amendment provides that if a proponent of a proposal fails to notify a company at least 45 days prior to the month and day of mailing of the prior year’s proxy statement (or any date specified in an advance notice provision), then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2007 Annual Meeting of Shareholders, if we are not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in our proxy statement, by December 23, 2006, the management proxies will be allowed to use their discretionary authority.

Our by-laws provide that a shareholder proposal (including a shareholder nomination of a director) must meet certain predetermined requirements in order to be considered at the Annual Meeting. In order to be considered, a shareholder’s proposal must be made in writing and delivered to or received at our principal executive offices not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the meeting in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders. However, in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, proposals must be received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. The notice to the Secretary must set forth certain information as specified in our by-laws.

As of the date of this proxy statement, the Board knows of no other business which may properly be and is likely to be brought before the annual meeting. If a shareholder proposal that was excluded from this proxy statement in accordance with Rule 14a-8 of the Securities Act or our by-laws is properly brought before the annual meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against said proposal. If any other matters should arise at the annual meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

Independent Auditors

The audit committee retained Deloitte & Touche, LLP to provide audit services for the fiscal years ended September 30, 2005 and 2006. A representative of Deloitte & Touche, LLP will be present at the meeting and will have an opportunity to make a statement and, also, respond to appropriate questions from shareholders.

Services provided by Deloitte & Touche, LLP included an audit of the consolidated financial statements of the company, an audit of internal controls over financial reporting, as required by the Sarbanes-Oxley Act of 2002 and other services related to filings made with the SEC. The aggregate fees billed by Deloitte & Touche, LLP in connection with services rendered during fiscal year ended September 30, 2004 and 2005 were:

	FY 2004	FY 2005
Audit Fees	$191,000		$456,375
Audit Related Fees	$6,300		$6,600
Tax Fees	$48,549	$
Total	$245,849		$462,975

The Audit Committee’s policy is to pre-approve the engagement of accountants to render all audit and tax-related services for the Company, as well as any changes to the terms of the engagement. The Audit Committee will also pre-approve all proposed non-audit related services to be provided by the Company’s independent auditors. The Audit Committee reviews the terms of the engagement, a description of the engagement, and a budget for the engagement. The request for services must be specific as to the particular services to be provided. Requests are aggregated and submitted to the Audit Committee in one of the following ways: requesting approval of services at a meeting of the Audit Committee, through a written consent or by a designated member of the Audit Committee. The Audit Committee approved all 2005 fees paid to the independent accountants.

Pursuant to the adoption of the revised Audit Committee Charter, the Board of Directors has adopted a policy which prohibits the Company from entering into non-audit related consulting agreements for financial information systems design and implementation, for certain other services considered to have an impact on independence, and for all other services prohibited by the Sarbanes-Oxley Act of 2002 and new Securities and Exchange Commission regulations. The policy also contains procedures requiring Audit Committee pre-approval of all audit and permitted non-audit services provided by the Company’s independent auditors.

By Order of the Board of Directors

Geoffrey S.M. Hedrick
Chairman of the Board and Chief Executive Officer

February 3, 2006

Exhibit A

AUDIT COMMITTEE CHARTER

Purpose

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management’s conduct of the Company’s financial reporting process, the Company’s systems of internal accounting and financial controls, and the annual independent audit of the Company’s financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention and shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company’s shareholders, and the outside auditor is ultimately accountable to the Board and the Committee as such representatives of shareholders. It is the responsibility of the Committee to maintain free and open means of communication between the Board, the outside auditor and the financial management and internal auditors of the Company.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership

The Committee shall be comprised of not less than three members of the Board, and the Committee’s composition will meet the requirements of (i) the Audit Committee policy of the Nasdaq Stock Market as set forth in Rule 4460(d) of the NASD Manual as modified or supplemented from time to time and (ii) meet the independence requirements of Section 10A(m)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. Accordingly, all of the members of the Committee will be directors:

Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

Are not affiliates of the Company;

Do not receive any payments from the Company other than in the capacity as director; and

Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee will be a financial expert as defined by the Securities and Exchange Commission.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Committee is elected by the full Board, the members of the Committee may designate a Chairman of the Committee by majority vote of the full Committee Membership.

Meetings

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Committee should be recorded by the Secretary to the Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chairman should meet with the independent accountants and management quarterly to review the Company’s financials consistent with #2 below. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Key Responsibilities

The Committee’s job is one of oversight, and it recognizes that the Company’s management is responsible for preparing the Company’s financial statements and that the outside auditor is responsible for auditing those financial statements pursuant to professional standards. Additionally, the Committee recognizes that financial management has more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the outside auditor’s work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

The Committee shall review with management and the outside auditor the audited financial statements to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-K) prior to the filing of the Form 10-K or, if deemed appropriate, prior to a year-end earnings release. The Committee shall review and consider with the outside auditors all matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, as amended by FAS No.90, by auditors with audit committees.

As a whole, or through the Committee chair, the Committee shall review with the outside auditor the Company’s interim financial results to be included in the Company’s quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61, as amended by SAS No. 90 with respect to quarterly financial statements. Such review will occur prior to the Company’s filing of the Form 10-Q or, if deemed appropriate, prior to quarterly earnings releases.

Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

The Committee shall:

(a)    request from the outside auditor annually a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1;

(b)   discuss with the outside auditor any disclosed relationships or services which may impact the outside auditor’s objectivity or independence; and

(c)    recommend that the Board take appropriate action in response to the outside auditor’s report to satisfy itself of the auditor’s independence.

The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre approvals of audit and permitted non audit services, provided that decisions of such subcommittee to grant pre approvals shall be presented to the full Committee at its next scheduled meeting.

Review and discuss quarterly reports from the independent auditors on:

All critical accounting policies and practices to be used.

All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

Periodically consult with the independent accountants, out of the presence of management, about internal controls and the fullness and accuracy of the organization’s financial statements.

Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm itself on a regular basis.

Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

Discuss with management the Company’s use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants, and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements, and the view of each as to appropriateness of such judgments.

Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Establish, review, and update periodically a Code of Ethical Conduct, and ensure that management has established a system to enforce this Code.

Review and approve any transactions between the Company and its officers, directors or 5% shareholders.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

Reporting Responsibility

The minutes of the Committee reflecting, among other things, all actions taken by the Committee, shall be distributed to the Board at the next Board meeting following the meeting of the Committee that is the subject of such minutes.

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

PROXY

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

720 PENNSYLVANIA DRIVE, EXTON, PENNSYLVANIA 19341

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR THE MARCH 8, 2006 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Mr. Geoffrey S. M. Hedrick and Mr. James J. Reilly and either of them as proxies, each with power of substitution, and hereby authorizes them to represent the undersigned and to vote, as designated below, all the shares of Common Stock held of record by the undersigned on January 19, 2006 at the Annual Meeting of Shareholders of Innovative Solutions and Support, Inc., to be held on March 8, 2006, at the Company’s corporate offices, 720 Pennsylvania Drive, Exton, Pennsylvania beginning at 10:00 a.m. local time, or at any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE AS TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED ON THIS PROXY.

☒	Please mark your votes as in this example.

1.	Election of Class I I I Directors for a term of three years:

	Geoffrey S.M. Hedrick	☐ FOR NOMINEE	☐ WITHHOLD AUTHORITY

	Winston J. Churchill	☐ FOR NOMINEE	☐ WITHHOLD AUTHORITY

	Benjamin A. Cosgrove	☐ FOR NOMINEE	☐ WITHHOLD AUTHORITY

PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on reverse side.)

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS NO. 1.

Attendance of the undersigned at the meeting, or at any adjournment or postponement thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting or session the intention of the undersigned to vote said share(s) in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Date:

SIGNATURE

Date:

SIGNATURE (if jointly owned)

Note: Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. When signing as a corporation or a partnership, please sign in the name of the entity by an authorized person.

☐         Please check this box if you plan to attend the meeting.